UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

  FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 31, 2008

NF ENERGY SAVING CORP OF AMERICA
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-50155 (Commission File Number)	02-0563302 (IRS Employer Identification No.)

21-Jia Bei Si Dong Road, Tie Xi Qu
Shenyang, P. R. China 110021
(Address of Principal Executive Offices) (Zip Code)

(8624) 2560-9750
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 31, 2008, NF Energy Saving Corporation of America received approval from Tieling Municipal Government Commerce Administration Bureau for a name change for its 100% owned subsidiary Liaoning Nengfa Weiye Pipe Network Construction & Operation Co., Ltd. The new name approved for the subsidiary is Liaoning Nengfa Weiye Energy Technology Company Limited. The new approved areas of business include research and development,  processing , manufacturing,  and marketing and distribution of valves, actuating device and pipe fittings; manufacturing, marketing and distribution of energy equipment, wind power equipment and fittings; energy saving technical reconstruction; and energy saving technology consulting services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NF ENERGY SAVING CORP OF AMERICA

Date: March 17, 2008	/s/ Gang Li
Gang Li Chairman, President and Chief Executive Officer